================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2008

                           Gateway Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-6404                   44-0651207
          --------                     ------                   ----------
(State or other jurisdiction of      (Commission              (I.R.S. Employer
       incorporation)                File Number)            Identification No.)

                         500 Dallas Street, Suite 2615,
                              Houston, Texas 77002
                 -----------------------------------------------
                (Address of principal executive office)(Zip Code)

                                 (713) 336-0844
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




================================================================================

Item 2.01         Completion of Acquisition or Disposition of Assets.

          On December 22, 2008, Gateway Energy Corporation (the "Company") acquired a 9.1% net profits interest ("NPI") in certain leases and wells in the Madisonville, Texas gas field for $762,450. The effective date of the acquisition is September 1, 2008.

          The NPI covers production from certain identified leases and wells owned by operated by Redwood Energy Production, L.P. ("Redwood") in the Madisonville Field insofar as they cover the Rodessa/Sligo interval, together with all interests acquired by Redwood in any additional oil and gas leases or rights to acquire oil and gas leases within a specified area of mutual interest ("AMI") and any interests acquired by Redwood in sands, zones, formations, horizons or in and to the depths acquired by Redwood in leases above or below the Rodesso/Sligo interval. Redwood is a subsidiary of GeoPetro Resources Company. There are currently four wells drilled in the AMI by Redwood to the Rodessa zone at approximately 12,000 feet.

Item 7.01         Regulation FD Disclosure.

          On December 23, 2008, the Company announced the purchase of a 9.1% net profits interest in certain leases and wells in the Madisonville, Texas gas field. A copy of the press release is furnished as Exhibit 99.1 hereto.

          The information set forth in Item 7.01 and in the attached Exhibit
99.1 is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1                       Press release dated December 23, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Gateway Energy Corporation


                                   By:    /s/ Robert Panico
                                        ---------------------------------------
                                          Robert Panico
                                          President and Chief Executive Officer

Date:  December 23, 2008

                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------

99.1                       Press release dated December 23, 2008.